EXHIBIT 99.3

EXECUTION COPY

REGIS CORPORATION

FIRST AMENDMENT TO
NOTE PURCHASE AGREEMENT

$125,000,000
Senior Notes

$58,000,000
6.73% Senior Notes, Series A
due March 15, 2009

$67,000,000
7.20% Senior Notes, Series B
due March 15, 2012

Dated as of March 1, 2005

To	the Holders of the Senior Notes of Regis Corporation Named in the Attached Schedule I

Ladies and Gentlemen:

     Reference is made to the Note Purchase Agreement dated as of March 1, 2002 (the “Note Agreement”), between Regis Corporation, a Minnesota corporation (the “Company”), and you pursuant to which the Company issued $58,000,000 aggregate principal amount of its 6.73% Senior Notes, Series A, due March 15, 2009 (the “Series A Notes”) and $67,000,000 aggregate principal amount of its 7.20% Senior Notes, Series B, due March 15, 2012 (the “Series B Notes” and, together with the Series A Notes, the “Notes”). You are referred to herein individually as a “Holder” and collectively as the “Holders”. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement, as amended hereby.

     The Company has requested that the Note Agreement be amended to include a Consolidated Net Worth test and to exclude Section 10.7 (Restricted Payments) and Section 10.8 (Investments). You have agreed to such amendment on the terms and subject to the conditions set forth herein.

     In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Holders agree as follows:

1.	AMENDMENT OF NOTE AGREEMENT

     1.1. Amendment of Section 10.1. Section 10.1 of the Note Agreement is amended to read in its entirety as follows:

     “10.1 Consolidated Net Worth; Consolidated Net Debt.

     (a) The Company will not permit at any time Consolidated Net Worth to be less than $600,000,000 plus (i) the cumulative sum of 25% of Consolidated Net Income (but only if a positive number) for each completed fiscal quarter, or portion thereof, ended after December 31, 2004, and (ii) 50% of the net cash proceeds from any issuance by the Company of any equity securities.

     (b) The Company will not permit at any time the ratio of Consolidated Net Debt (as of the last day of the most recently completed fiscal quarter) to Consolidated EBITDA (for the Company’s then most recently completed four fiscal quarters) to be greater than 2.75 to 1.00 at any time. If, during the period for which Consolidated EBITDA is being calculated, the Company or a Restricted Subsidiary has (i) acquired one or more Persons (or the assets thereof) or (ii) disposed of one or more Restricted Subsidiaries (or substantially all of the assets thereof), Consolidated EBITDA shall be calculated on a pro forma basis as if all of such acquisitions (other than acquisitions by or resulting in Unrestricted Subsidiaries) and all such dispositions had occurred on the first day of such period.”

     1.2. Section 10.7. Section 10.7 of the Note Agreement is amended to read in its entirety as follows:

     “10.7. Reserved.”

     1.3. Section 10.8. Section 10.8 of the Note Agreement is amended to read in its entirety as follows:

     “10.8. Reserved.”

2.	REAFFIRMATION; REPRESENTATIONS AND WARRANTIES

     2.1. Reaffirmation of Note Agreement. The Company reaffirms its agreement to comply with each of the covenants, agreements and other provisions of the Note Agreement and the Notes, including the amendment of such provisions effected by this First Amendment.

     2.2. Note Agreement. The Company represents and warrants that the representations and warranties contained in the Note Agreement are true and correct as of the date hereof, except (a) to the extent that any of such representations and warranties specifically relate to an earlier

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date, (b) for such changes, facts, transactions and occurrences that have arisen since March 7, 2002 in the ordinary course of business, (c) for such other matters as have been previously disclosed in writing by the Company (including in its financial statements and notes thereto) to the Holders and (d) for other changes that could not reasonably be expected to have a Material Adverse Effect.

     2.3. No Default or Event of Default. After giving effect to the transactions contemplated hereby, there will exist no Default or Event of Default.

     2.4. Authorization. The execution, delivery and performance by the Company of this First Amendment have been duly authorized by all necessary corporate action and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement and this First Amendment each constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.	EFFECTIVE DATE

     This First Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

     3.1. Consent of Holders to First Amendment. Execution by the Holders of at least a majority of the aggregate principal amount of the Notes outstanding and receipt by the Holders of a counterpart of this First Amendment duly executed by the Company.

     3.2. Expenses. The Company shall have paid all reasonable fees and expenses of Gardner Carton & Douglas LLP, special counsel to the Holders, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date this First Amendment would otherwise become effective (such statement to include reasonable detail as to the basis for such fees and expenses).

4.	MISCELLANEOUS

     4.1. Ratification. Except as amended hereby, the Note Agreement, including the representations and warranties contained therein, shall remain in full force and effect and is ratified, approved and confirmed in all respects as of the date hereof (it being understood that the representations and warranties are not hereby being remade, except as specifically set forth in Section 2.2 above).

     4.2. Reference to and Effect on the Note Agreement. Upon the final effectiveness of this First Amendment, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the “Agreement,” “Note Agreement,” “hereunder,”

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“hereof,” “herein,” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

     4.3. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     4.4. Governing Law. This First Amendment shall be governed by and construed in accordance with Illinois law.

     4.5. Counterparts. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.

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     IN WITNESS WHEREOF, the Company and the Holders have caused this First Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

REGIS CORPORATION
By:	/s/ Randy Pearce
Name: Randy Pearce
Title: Executive Vice President & CFO

MONUMENTAL LIFE INSURANCE COMPANY
By:	/s/ Bill Henricksen
Name:	Bill Henricksen
Title:	Vice President

JACKSON NATIONAL LIFE INSURANCE
COMPANY
By: PPM America, Inc., as attorney in fact, on
behalf of Jackson National Life Insurance
Company

By:	/s/ [ILLEGIBLE]
Name:
Title:

JACKSON NATIONAL LIFE INSURANCE
COMPANY OF NEW YORK
By: PPM America, Inc., as attorney in fact, on
behalf of Jackson National Life Insurance
Company of New York

By:	/s/ [ILLEGIBLE]
Name:
Title:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Bernard J. Dougherty
Name:	Bernard J. Dougherty
Title:	Assistant Vice President

By:	/s/ Cathy Schwartz
Name:	Cathy Schwartz
Title:	Assistant Secretary

REGIS
First Amendment to Note Purchase Agreement

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Christopher M. Wilkos
Name:	CHRISTOPHER M. WILKOS
Title:	Senior Vice President
Corporate Portfolio Management
PHOENIX LIFE INSURANCE COMPANY

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Christopher M. Wilkos
Name:	CHRISTOPHER M. WILKOS, CFA
Title:	SENIOR VICE PRESIDENT
CORPORATE PORTFOLIO MANAGEMENT
PHL VARIABLE INSURANCE COMPANY

SECURITY FINANCIAL LIFE INSURANCE CO.

By:	/s/ Kevin W. Hammond
Name:	Kevin W. Hammond
Title:	Senior Director - Investments

CONFIRMATION

     Each of the undersigned acknowledges receipt of the foregoing First Amendment and confirms the continuing validity and enforceability against such undersigned of each of the Note Agreement, the Notes and the Subsidiary Guaranty to which such undersigned is a party.

REGIS CORPORATION

By:	/s/ Randy Pearce
Name:	Randy Pearce
Title:	Executive Vice President & CFO

TRADE SECRET, INC.

By:	/s/ Randy Pearce
Name: Title:	Randy Pearce Executive Vice President & CFO

SUPERCUTS, INC.

By:	/s/ Randy Pearce
Name:	Randy Pearce
Title:	Executive Vice President & CFO

THE BARBERS, HAIRSTYLING FOR MEN AND WOMEN, INC.

By:	/s/ Randy Pearce
Name:	Randy Pearce
Title:	Executive Vice President & CFO

REGIS INTERNATIONAL, LTD.

By:	/s/ Randy Pearce
Name:	Randy Pearce
Title:	Executive Vice President & CFO

SCHEDULE I

Outstanding Principal
Series A Holders	Amount
Jackson National Life Insurance Company	$9,000,000
Jackson National Life Insurance Company of New York	4,000,000
Teachers Insurance and Annuity Association of America	5,000,000
TIAA-CREF Life Insurance Company	5,000,000
Pacific Life Insurance Company	22,000,000
Phoenix Life Insurance Company	5,000,000
PHL Variable Insurance Company	3,000,000
Provident Mutual Life Insurance Company	5,000,000

Outstanding Principal
Series B Holders	Amount
Teachers Insurance and Annuity Association of America	$35,000,000
Monumental Life Insurance Company	30,000,000
Security Financial Life Insurance Co.	2,000,000

Schedule I